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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2005

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-7560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)

22 VICTORIA STREET
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act.

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.    Results of Operations and Financial Condition

        Commencing on or about May 12, 2005, the registrant will publish and distribute to shareholders the 2004 annual shareholders report of the registrant. Relevant excerpts from the 2004 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

        Sea Containers Ltd. (company description)

        Financial highlights

        President's letter to shareholders, from James B. Sherwood, President

        Analysis of division: Ferry services, from David G. Benson, Senior Vice President-Ferries

        Analysis of division: Rail, from Christopher W.M. Garnett, Senior Vice President-Rail

        Analysis of division: Containers, from Angus R. Frew, Senior Vice President-Containers

        Analysis of division: Finance, from Ian C. Durant, Senior Vice President-Finance and Chief Financial Officer

        Statement under U.S. Private Securities Litigation Reform Act of 1995

        Earnings before interest, tax, depreciation and amortization (EBITDA) (unaudited)

        The information in this Current Report is being furnished to the Commission.

ITEM 9.01.    Financial Statements and Exhibits

(c)
Exhibits

99
Excerpts from 2004 annual shareholders report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.
By:	/s/ EDWIN S. HETHERINGTON
Name:	Edwin S. Hetherington
Title:	Secretary

Date: May 13, 2005

EXHIBIT INDEX

Exhibit Number	Description
99	Excerpts from 2004 annual shareholders report.

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  ITEM 2.02. Results of Operations and Financial Condition
  ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX